(2_FIDELITY_LOGOS)FIDELITY

CAPITAL & INCOME
FUND
SEMIANNUAL REPORT
OCTOBER 31, 1996
CONTENTS


PRESIDENT'S MESSAGE    3     Ned Johnson on investing
                             strategies.

PERFORMANCE            4     How the fund has done over time.

FUND TALK              7     The manager's review of fund
                             performance, strategy and outlook.

INVESTMENT CHANGES     10    A summary of major shifts in the
                             fund's investments over the past six
                             months.

INVESTMENTS            11    A complete list of the fund's
                             investments with their market
                             values.

FINANCIAL STATEMENTS   28    Statements of assets and liabilities,
                             operations, and changes in net
                             assets,
                             as well as financial highlights.

NOTES                  32    Notes to the financial statements.




THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN
EFFECTIVE
PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES,
CALL
1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.
PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)DEAR SHAREHOLDER:
Although stocks have managed to post solid returns through the first 10 months of 1996, signs of strength in the economy have led to inflation fears, causing some uncertainty in both the stock and bond markets so far this year. In 1995, both stock and bond markets posted strong results, while the year before, stocks posted below-average returns and bonds had one of the worst years in history.
These market ups and downs are a normal part of investing, and there are some basic principles that are helpful for investors to remember in different types of markets.
Keeping in mind that the effects of interest rate changes on your bond investments will only be "paper" gains or losses unless you sell your shares, staying in your bond fund may be appropriate if your investment horizon is at least a year or more. The longer your investing time frame, the more likely it is that you will retain your principal investment through both up and down markets. For example, a 10-year time frame, such as saving for a college education, enables you to weather these ups and downs in a long-term fund, which has higher potential returns. An intermediate-length fund could be appropriate if your investment horizon is two to four years, and a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, there is no assurance that a money market fund will achieve its goal, and it is important to remember that money market funds are not insured or guaranteed by any agency of the U.S. government.
No matter what your investment horizon or portfolio diversity, it makes good sense to follow a regular investment plan - investing a certain amount of money at the same time each month or quarter - and to review your portfolio periodically. A periodic investment plan will not, of course, assure a profit or protect against a loss.
If you have any questions, please call us at 1-800-544-8888. We stand ready to provide the information you need to make the investments that are right for you.
Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in share price, reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells securities that have grown in value). You can also look at the fund's income to measure performance.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1996     PAST 6   PAST 1   PAST 5   PAST 10
                                   MONTHS   YEAR     YEARS     YEARS

Capital & Income                   4.59%    8.42%    97.15%   169.62%

Merrill Lynch High Yield Master    6.43%    10.84%   81.41%   186.34%
Index

High Current Yield Funds Average   6.41%    12.65%   75.38%   141.26%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one, five, or 10 years. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Merrill Lynch High Yield Master Index - a market capitalization weighted index of all domestic and yankee high-yield bonds. Issues included in the index have maturities of at least one year and have a credit rating lower than BBB-/Baa3, but are not in default. To measure how the fund's performance stacked up against its peers, you can compare it to the high current yield funds average, which reflects the performance of 160 mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. over the past six months. These benchmarks include reinvested dividends and capital gains, if any.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1996          PAST 1   PAST 5   PAST 10
                                        YEAR     YEARS     YEARS

Capital & Income                        8.42%    14.54%   10.43%

Merrill Lynch High Yield Master Index   10.84%   12.65%   11.09%

High Current Yield Funds Average        12.65%   11.84%   9.13%

AVERAGE ANNUAL TOTAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER 10 YEARS
IMAHDR PRASUN   SHR__CHT 19961031 19961114 094624 S00000000000001
             Capital & Income            ML High Yield Master
             00038                       ML002
  1986/10/31      10000.00                    10000.00
  1986/11/30      10030.18                    10081.42
  1986/12/31      10082.12                    10135.86
  1987/01/31      10422.71                    10422.46
  1987/02/28      10600.51                    10594.52
  1987/03/31      10694.17                    10711.67
  1987/04/30      10426.04                    10478.07
  1987/05/31      10359.57                    10430.85
  1987/06/30      10530.62                    10575.04
  1987/07/31      10516.54                    10632.58
  1987/08/31      10624.15                    10739.13
  1987/09/30      10272.43                    10492.04
  1987/10/31       9862.25                    10211.71
  1987/11/30      10084.60                    10469.95
  1987/12/31      10214.30                    10608.98
  1988/01/31      10544.93                    10899.29
  1988/02/29      10836.16                    11195.03
  1988/03/31      10765.85                    11176.52
  1988/04/30      10844.51                    11208.80
  1988/05/31      10849.75                    11267.30
  1988/06/30      11065.75                    11482.73
  1988/07/31      11183.05                    11604.07
  1988/08/31      11187.75                    11642.20
  1988/09/30      11306.54                    11759.55
  1988/10/31      11428.12                    11942.76
  1988/11/30      11423.16                    11987.50
  1988/12/31      11499.99                    12038.23
  1989/01/31      11711.65                    12218.76
  1989/02/28      11776.83                    12300.87
  1989/03/31      11705.41                    12289.92
  1989/04/30      11662.16                    12326.20
  1989/05/31      11871.46                    12553.12
  1989/06/30      12121.46                    12730.96
  1989/07/31      12144.26                    12791.26
  1989/08/31      12143.10                    12854.44
  1989/09/30      11767.43                    12732.07
  1989/10/31      11245.50                    12530.68
  1989/11/30      11270.01                    12558.76
  1989/12/31      11130.20                    12547.40
  1990/01/31      10757.06                    12302.18
  1990/02/28      10563.32                    12123.02
  1990/03/31      10667.16                    12286.90
  1990/04/30      10701.30                    12349.32
  1990/05/31      10928.51                    12572.39
  1990/06/30      11172.16                    12815.96
  1990/07/31      11418.30                    13086.80
  1990/08/31      11144.18                    12585.81
  1990/09/30      10845.79                    12038.43
  1990/10/31      10502.21                    11732.09
  1990/11/30      10642.08                    11831.47
  1990/12/31      10702.09                    12001.95
  1991/01/31      10760.10                    12171.61
  1991/02/28      11299.90                    13075.03
  1991/03/31      11794.66                    13637.20
  1991/04/30      12287.16                    14122.84
  1991/05/31      12329.99                    14191.81
  1991/06/30      12589.82                    14477.30
  1991/07/31      12995.98                    14824.18
  1991/08/31      13171.57                    15135.76
  1991/09/30      13350.33                    15328.54
  1991/10/31      13675.50                    15784.04
  1991/11/30      13754.95                    15966.36
  1991/12/31      13893.37                    16151.84
  1992/01/31      14731.25                    16716.57
  1992/02/29      15353.48                    17131.73
  1992/03/31      16008.95                    17370.76
  1992/04/30      16335.91                    17497.20
  1992/05/31      16533.27                    17776.29
  1992/06/30      16723.64                    17997.15
  1992/07/31      17055.29                    18361.79
  1992/08/31      17226.19                    18604.89
  1992/09/30      17391.65                    18816.87
  1992/10/31      17215.06                    18579.22
  1992/11/30      17378.91                    18842.34
  1992/12/31      17790.38                    19084.95
  1993/01/31      18469.68                    19554.90
  1993/02/28      18853.33                    19925.05
  1993/03/31      19452.58                    20270.49
  1993/04/30      19608.03                    20415.99
  1993/05/31      20001.04                    20690.81
  1993/06/30      20778.27                    21079.54
  1993/07/31      20971.17                    21306.12
  1993/08/31      21143.19                    21509.23
  1993/09/30      21256.83                    21615.36
  1993/10/31      21684.16                    22022.53
  1993/11/30      21915.54                    22142.98
  1993/12/31      22220.87                    22364.39
  1994/01/31      22888.30                    22854.51
  1994/02/28      22877.22                    22690.15
  1994/03/31      22285.88                    21950.75
  1994/04/30      22051.27                    21694.23
  1994/05/31      22025.11                    21616.94
  1994/06/30      21741.62                    21696.50
  1994/07/31      21885.87                    21849.02
  1994/08/31      21887.66                    22000.78
  1994/09/30      21859.48                    21992.46
  1994/10/31      21717.81                    22048.34
  1994/11/30      21333.52                    21860.79
  1994/12/31      21196.39                    22103.96
  1995/01/31      21522.60                    22416.29
  1995/02/28      22390.54                    23115.70
  1995/03/31      22510.59                    23437.40
  1995/04/30      23073.28                    23986.15
  1995/05/31      23490.82                    24735.53
  1995/06/30      23577.89                    24924.46
  1995/07/31      24404.49                    25209.40
  1995/08/31      24481.58                    25362.41
  1995/09/30      24816.80                    25652.58
  1995/10/31      24868.71                    25834.42
  1995/11/30      24435.87                    26086.60
  1995/12/31      24744.60                    26505.34
  1996/01/31      24859.60                    26923.94
  1996/02/29      25332.74                    26964.48
  1996/03/31      25362.66                    26891.25
  1996/04/30      25778.51                    26903.43
  1996/05/31      25970.19                    27097.45
  1996/06/30      25881.43                    27260.23
  1996/07/31      25788.41                    27445.30
  1996/08/31      26153.14                    27728.73
  1996/09/30      26831.90                    28323.66
  1996/10/31      26961.68                    28634.07
IMATRL PRASUN   SHR__CHT 19961031 19961114
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Capital & Income Fund on October 31, 1986. As the chart shows, by October 31, 1996, the value of the investment would have grown to $26,962 - a 169.62% increase on the initial investment. For comparison, look at how the Merrill Lynch High Yield Master Index did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $28,634 - a 186.34% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will
do tomorrow. Bond prices,
for example, generally move
in the opposite direction of
interest rates. In turn, the
share price, return, and yield
of a fund that invests in
bonds will vary. That means if
you sell your shares during a
market downturn, you might
lose money. But if you can
ride out the market's ups and
downs, you may have a gain.
(checkmark)
TOTAL RETURN COMPONENTS
      SIX        YEARS ENDED APRIL 30,
      MONTHS
      ENDED
      OCTOBER
      31,

                        1996     1996     1995     1994     1993     1992

Dividend return         5.66%    9.87%    9.01%    9.34%    8.25%    12.72%

Capital appreciation    -1.07%    1.85%   -4.38%    3.12%   11.78%   20.23%
 return

Total return            4.59%    11.72%   4.63%    12.46%   20.03%   32.95%

DIVIDEND returns and capital appreciation returns are both part of a bond fund's total return. A dividend return reflects the actual dividends paid by the fund. A capital appreciation return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or gains are reinvested.
DIVIDENDS AND YIELD
PERIODS ENDED OCTOBER 31, 1996    PAST          PAST 6         PAST 1
                                  MONTH         MONTHS         YEAR

Dividends per share               4.47(cents)   51.14(cents)   84.32(cents)

Annualized dividend rate          5.69%         11.06%         9.18%

30-day annualized yield           5.96%         -              -

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $9.25 over the past month, $9.17 over the past six months, and $9.19 over the past year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.
FUND TALK: THE MANAGER'S OVERVIEW


An interview with David Glancy, Portfolio Manager of Fidelity Capital and Income Fund
Q. DAVID, HOW DID THE FUND PERFORM?
A. For the six- and 12-month periods that ended on October 31, 1996, the fund had total returns of 4.59% and 8.42%. For the same periods, the high current yield funds average returned 6.41% and 12.65% as tracked by Lipper Analytical Services. The Merrill Lynch High Yield Master Index returned 6.43% for the six-month period and 10.84% for the 12-month period.
Q. CAN YOU START BY TELLING US HOW THE HIGH YIELD MARKET HAS PERFORMED OVER THE PAST SIX MONTHS?
A. Fairly well. Supply and demand factors have favored the high-yield market throughout the period. New demand for high-yield bonds was coming from a lot of different sectors, including insurance companies, pension funds and mutual funds. While there were a record number of new bonds issued this year, demand was strong enough to absorb that supply. High-yield mutual funds have been less affected by interest rate volatility than high-grade corporate or Treasury bond mutual funds, and have also benefited from low default rates.
Q. WHAT HELPED THE FUND'S PERFORMANCE?
A. On the positive side, many of the fund's largest holdings - American Financial, Echostar Communications Corp., and
Revlon - did very well during the period. American Financial, a large insurer, continued to have excellent underwriting results. Satellite broadcaster Echostar Communications Corp. launched its second satellite, and has been quickly growing its subscriber base, which grew at a much better-than-expected pace. Revlon continued to increase market share worldwide. Tracor, a defense contractor, also performed well as they continued to grow earnings and pay down debt.
Q. WHAT WERE THE DISAPPOINTMENTS?
A. Generally speaking, several of the fund's common stock holdings got caught in the stock market's down draft during June and July. Unfortunately, many never fully recovered and were a drag on the fund's performance. Grand Casino common stock was hurt in the market's downturn, but also suffered from a number of situations unique to the company. Grand Casino lost its investment in the Stratosphere, an entertainment complex and tower in Las Vegas, and its new casino in Mississippi posted disappointing results.
Q. AT THE END OF THE PERIOD, ROUGHLY 20% OF THE FUND'S ASSETS WERE IN CASH EQUIVALENTS. DOES THAT SIGNAL YOU ADOPTED A MORE DEFENSIVE STRATEGY?
A. Yes, I did become more defensive during the past six months. In my view the credit spread - which measures the difference in yield that bonds of various credit quality offer - was too tight. Historically, the spread between Treasuries and junk bonds tends to be around 400 basis points (a basis point is 0.01%). But by the end of the period, the spread between Treasuries - which are the highest quality bonds available - and junk bonds had narrowed to between 250 and 300 basis points. At low spreads to historically low Treasury rates, I felt that both credit risk - the risk that business fundamentals would deteriorate - and interest rate risk - the risk that bond prices would suffer if interest rates rose - were high. So, I upgraded the quality and shortened the duration of the fixed-income portion of the fund.
Q. WHAT ADDITIONS DID YOU MAKE TO THE FUND DURING THE PAST SIX MONTHS?
A. I built a larger position in the senior secured bonds and common stock of TransTexas Gas Corp., a Texas-based natural gas producer. The company's gas production has grown like a weed. I also built a significant position in Viacom, which I believe benefited from its accelerated debt reduction.
Q. WHAT'S AHEAD FOR THE FUND?
A. I have some concerns about the high-yield market overall. As I mentioned earlier, the spread between high-yield bonds and Treasuries is particularly tight on a historical basis. If the spread starts to widen - maybe because of an economic slowdown, a significant rise in the default rate or some other reason - it's likely that many of the weaker, lowest-quality companies in the high-yield market could be hit hard. In my view, the risk of spread-widening warrants continued selectivity. So, I plan to invest only when I feel that the business risks of a given company are discernible and where I see potential for appreciation. I'm especially interested in pager and casino companies, which I believe are getting more interesting after having a very rough six months.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: seeks income and
capital growth by investing
mainly in debt and equity
securities, with an emphasis
on lower-quality debt
securities
FUND NUMBER: 038
TRADING SYMBOL: FAGIX
START DATE: November 1, 1977
SIZE: as of October 31, 1996,
more than $2.1 billion
MANAGER: David Glancy,
since January, 1996;
manager, Spartan High
Income Fund, 1993 to
January 1996; joined Fidelity
in 1990
(checkmark)
DAVID GLANCY ON FINDING VALUE
IN DISTRESSED BONDS:
"Distressed companies
continue to be - for the most
part - very expensive, and
priced at levels that I believe
are too high based on their
underlying business prospects.
Good distressed investments
come from good companies
that have had bad balance
sheets. Most distressed
companies today are bad
companies with bad balance
sheets that are a product of
their operating problems. We
can't fix a company's
operating problems, but we
can make money when
companies fix their balance
sheets."
INVESTMENT CHANGES


TOP FIVE HOLDINGS AS OF OCTOBER 31, 1996
(BY ISSUER, EXCLUDING CASH EQUIVALENTS)   % OF FUND'S    % OF FUND'S
                                          INVESTMENTS    INVESTMENTS
                                                         6 MONTHS AGO

Thermadyne Holdings Corp.                 4.1            4.6

Revlon Worldwide Corp.                    4.1            5.9

Echostar Communications Corp.             4.0            2.8

American Financial Group, Inc.            3.0            1.3

Gulf Canada Resources Ltd.                2.4            2.6

TOP FIVE MARKET SECTORS AS OF OCTOBER 31, 1996
                  % OF FUND'S    % OF FUND'S
                  INVESTMENTS    INVESTMENTS
                                 IN THESE MARKET
                                 SECTORS
                                 6 MONTHS AGO

Media & Leisure   18.1           22.0

Finance           8.6            7.7

Energy            7.3            4.4

Technology        6.3            4.8

Nondurables       6.1            8.3

QUALITY DIVERSIFICATION AS OF OCTOBER 31, 1996
(MOODY'S RATINGS)   % OF FUND'S    % OF FUND'S
                    INVESTMENTS    INVESTMENTS
                                   6 MONTHS AGO

Aaa, Aa, A          6.1            0.0

Baa                 0.3            0.0

Ba                  6.6            6.7

B                   30.7           37.8

Caa, Ca, C          8.5            7.1

Nonrated            3.8            6.4

TABLE EXCLUDES SHORT-TERM INVESTMENTS. WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS. UNRATED DEBT SECURITIES THAT ARE EQUIVALENT TO BA AND BELOW AT OCTOBER 31, 1996, AND APRIL 30, 1996 ACCOUNT FOR 3.8% AND 6.4%, RESPECTIVELY, OF THE FUND'S INVESTMENTS.
ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF OCTOBER 31, 1996 * AS OF APRIL 30, 1996 **
Nonconvertible
bonds 46.9%
U.S. Treasury
obligations 6.1%
Convertible bonds,
preferred stocks 8.2%
Common stocks 15.3%
Short-term
investments 20.5%
Other 3.0%
FOREIGN
INVESTMENTS 4.3%
Row: 1, Col: 1, Value: 3.0
Row: 1, Col: 2, Value: 20.5
Row: 1, Col: 3, Value: 15.3
Row: 1, Col: 4, Value: 8.199999999999999
Row: 1, Col: 5, Value: 6.1
Row: 1, Col: 6, Value: 46.9
Nonconvertible
bonds 54.6%
U.S. Treasury
obligations 0.0%
Convertible bonds,
preferred stocks 8.8%
Common stocks 13.1%
Short-term
investments 20.5%
Other 3.0%
FOREIGN
INVESTMENTS 3.8%
Row: 1, Col: 1, Value: 3.1
Row: 1, Col: 2, Value: 20.5
Row: 1, Col: 3, Value: 13.1
Row: 1, Col: 4, Value: 8.800000000000001
Row: 1, Col: 5, Value: 4.5
Row: 1, Col: 6, Value: 50.0
*
**
INVESTMENTS OCTOBER 31, 1996

Showing Percentage of Total Value of Investment in Securities


CORPORATE BONDS - 46.9%
 MOODY'S RATINGS PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) (E) AMOUNT (D) (000S) (000S)
CONVERTIBLE BONDS - 0.0%
RETAIL & WHOLESALE - 0.0%
APPAREL STORES - 0.0%
Merry-Go-Round Enterprises, Inc.,
0%, 5/16/97 (b)(j)   - $ 8,914 $ -
NONCONVERTIBLE BONDS - 46.9%
AEROSPACE & DEFENSE - 4.1%
AEROSPACE & DEFENSE - 3.4%
Alliant Techsystems, Inc. 11 3/4%, 3/1/03  B2  17,025  18,642
Fairchild Corp.:
12%, 10/15/01  Caa  11,335  11,392
 13 1/8%, 3/15/06  Caa  2,780  2,780
RHI Holdings, Inc. 11 7/8%, 3/1/99  B2  14,420  14,420
Rohr, Inc. 11 5/8%, 5/15/03  Ba3  10,310  11,392
Wyman-Gordon Co. 10 3/4%, 3/15/03  Ba3  17,070  18,308
  76,934
DEFENSE ELECTRONICS - 0.7%
Tracor, Inc.:
10 7/8%, 8/15/01  B2  2,930  3,120
 10 7/8%, 8/15/01(j)  B2  10,841  11,546
  14,666
TOTAL AEROSPACE & DEFENSE   91,600
BASIC INDUSTRIES - 1.5%
CHEMICALS & PLASTICS - 0.8%
American Pacific Corp. 11%, 2/21/02 (k)  -  2,975  2,826
Sterling Chemicals Holdings, Inc.:
11 3/4%, 8/15/06  B3  2,160  2,182
 0%, 8/15/08 (g)  Caa  6,690  3,646
Trans Resources, Inc. 11 7/8%, 7/1/02 (k)  B2  8,290  8,456
  17,110
METALS & MINING - 0.2%
Kaiser Aluminum & Chemical Corp.:
9 7/8%, 2/15/02  B1  2,000  1,992
 10 7/8%, 10/15/06 (k)  B1  2,000  2,000
  3,992
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) (E) AMOUNT (D) (000S) (000S)
NONCONVERTIBLE BONDS - CONTINUED
BASIC INDUSTRIES - CONTINUED
PACKAGING & CONTAINERS - 0.4%
Crown Packaging Holdings Ltd.,
0%, 11/1/03 (g)  Caa $ 11,730 $ 4,707
Owens-Illinois, Inc. 11%, 12/1/03  Ba3  3,650  4,010
  8,717
PAPER & FOREST PRODUCTS - 0.1%
Repap Wisconsin, Inc. 9 7/8%, 5/1/06  Caa  1,400  1,372
Repap New Brunswick, Inc. yankee 10 5/8%,
4/15/05  B3  1,470  1,492
  2,864
TOTAL BASIC INDUSTRIES   32,683
CONSTRUCTION & REAL ESTATE - 0.9%
CONSTRUCTION - 0.5%
Emcor Group, Inc., Series C,
11%, 12/15/01 pay-in-kind  -  229  230
McDermott J Ray SA 9 3/8%, 7/15/06  Ba3  5,000  5,163
WCI Communities LP 17%, 7/24/98 (j)  -  5,000  5,000
  10,393
REAL ESTATE - 0.4%
Grand Bay Residences of Key Biscayne
15%, 12/31/99 (j)  -  2,500  2,500
Littlefield Co. 10%, 12/31/95 (b)(j)  -  9,175  6,327
  8,827
TOTAL CONSTRUCTION & REAL ESTATE   19,220
DURABLES - 0.7%
AUTOS, TIRES, & ACCESSORIES - 0.1%
APS, Inc. 11 7/8%, 1/15/06  B2  2,330  2,470
TEXTILES & APPAREL - 0.6%
Hat Brands, Inc.(b):
Series B, 12 5/8%, 9/15/02  -  14,630  10,972
 Series D, 12 5/8%, 9/15/02  -  3,960  2,970
  13,942
TOTAL DURABLES   16,412
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) (E) AMOUNT (D) (000S) (000S)
NONCONVERTIBLE BONDS - CONTINUED
ENERGY - 2.9%
OIL & GAS - 2.9%
Forcenergy, Inc. 9 1/2%, 11/1/06  B2 $ 3,940 $ 3,940
Mesa Operating Co.:
0%, 7/1/06 (g)  B2  18,530  12,276
 10 5/8%, 7/1/06  B2  7,550  8,003
TransTexas Gas Corp. 11 1/2%, 6/15/02  B2  37,955  40,327
TOTAL ENERGY   64,546
FINANCE - 5.1%
CREDIT & OTHER FINANCE - 0.4%
Olympic Financial Ltd. 13%, 5/1/00  B1  6,960  7,725
INSURANCE - 0.7%
American Financial Corp. 9 3/4%, 4/20/04  Baa  5,500  5,926
American Premier Underwriters, Inc.:
9 3/4%, 8/1/99  Ba1  5,000  5,313
 10 7/8%, 5/1/11  Ba1  3,000  3,611
Reliance Group 9%, 11/15/00  Ba3  1,000  1,020
  15,870
SAVINGS & LOANS - 4.0%
First Nationwide Escrow Corp.
10 5/8%, 10/1/03 (k)  Ba3  10,820  11,415
First Nationwide Holdings, Inc.:
12 1/4%, 5/15/01  Ba2  11,510  12,776
 9 1/8%, 1/15/03  Ba3  13,430  13,430
First Nationwide Parent Holdings Ltd.
12 1/2%, 4/15/03  B2  48,700  52,840
  90,461
TOTAL FINANCE   114,056
HEALTH - 0.0%
MEDICAL FACILITIES MANAGEMENT - 0.0%
Integrated Healthcare Facilities LP 10%, 12/6/96 (b)  -  141  -
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) (E) AMOUNT (D) (000S) (000S)
NONCONVERTIBLE BONDS - CONTINUED
INDUSTRIAL MACHINERY & EQUIPMENT - 1.9%
Howmet Corp. 10%, 12/1/03  B3 $ 1,120 $ 1,199
International Knife & Saw, Inc. 11 3/8%,
11/15/06 (k)  B3  2,400  2,400
Thermadyne Holdings Corp.:
10 1/4%, 5/1/02  B3  11,711  12,062
 10 3/4%, 11/1/03  Caa  25,239  25,996
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   41,657
MEDIA & LEISURE - 12.5%
BROADCASTING - 7.0%
Cablevision Systems Corp.:
10 3/4%, 4/1/04  B2  3,000  3,045
 10 1/2%, 5/15/16  B2  6,500  6,370
Comcast UK Cable Partners Ltd. 0%, 11/15/07  B2  8,250  5,321
Diamond Cable Communications PLC yankee
0%, 12/15/05 (g)  B3  19,775  12,953
Intermedia Capital Partners IV LP/ Intermedia
Partners IV Capital Corp. 11 1/4%, 8/1/06 (k)  B2  5,200  5,200
JCAC, Inc. 10 1/8%, 6/15/06  B2  1,580  1,608
NWCG Holdings Corp. 0%, 6/15/99  Caa  49,334  40,207
SCI Television, Inc. secured:
8 1/2%, 6/30/98 (l)  -  14,978  14,978
 11%, 6/30/05  B2  4,000  4,295
SFX Broadcasting, Inc. 10 3/4%, 5/15/06  B3  12,740  13,122
Telemundo Group, Inc. 7%, 2/15/06 (h)  B1  29,280  28,036
Viacom, Inc. 8%, 7/7/06  B1  24,000  22,530
  157,665
ENTERTAINMENT - 0.1%
Alliance Gaming Corp. 12 7/8%, 6/30/03  B2  1,610  1,678
LODGING & GAMING - 4.6%
Aztar Corp. 11%, 10/1/02  B2  2,000  1,900
Boyd Gaming Corp. 10 3/4%, 9/3/03  BB-  14,840  15,582
Casino America, Inc. 12 1/2%, 8/1/03  B1  4,910  5,008
GNF Corp. 10 5/8%, 4/1/03  B1  2,000  2,210
Grand Casinos, Inc. 10 1/8%, 12/1/03  Ba3  14,930  14,632
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) (E) AMOUNT (D) (000S) (000S)
NONCONVERTIBLE BONDS - CONTINUED
MEDIA & LEISURE - CONTINUED
LODGING & GAMING - CONTINUED
HMH Properties, Inc. 9 1/2%, 5/15/05  B1 $ 9,990 $ 10,090
Harrah's Jazz Co. 14 1/4%, 11/15/01 (b)  Caa  67,790  37,962
Horseshoe Gaming LLC 12 3/4%, 9/30/00  B1  15,270  16,415
  103,799
PUBLISHING - 0.8%
Hollinger International Publishing, Inc. 9 1/4%,
2/1/06  B1  2,000  1,920
Marvel Holdings, Inc. 0%, 4/15/98  Ca  10,450  4,337
Marvel Parent Holdings, Inc. 0%, 4/15/98  Ca  31,500  10,868
Maxwell Communication Corp. PLC euro
5%, 6/16/99 (c)  - CHF 6  -
  17,125
TOTAL MEDIA & LEISURE   280,267
NONDURABLES - 5.8%
FOODS - 0.1%
Specialty Foods Corp. 11 1/8%, 10/1/02  B3  2,500  2,338
HOUSEHOLD PRODUCTS - 5.7%
MacAndrews and Forbes Holdings, Inc.
13%, 3/1/99  -  2,300  2,311
Revlon Consumer Products Corp.
10 1/2%, 2/15/03  B3  31,550  32,891
Revlon Worldwide Corp. secured 0%, 3/15/98  B3  104,965  92,369
  127,571
TOTAL NONDURABLES   129,909
RETAIL & WHOLESALE - 2.1%
APPAREL STORES - 0.8%
Lamonts Apparel, Inc. 10 1/4%, 11/1/99
pay-in-kind (b)(k)  -  18,686  818
Merry-Go-Round Enterprises, Inc.
7.09%, 9/1/03 (b)(j)  -  7,500  -
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) (E) AMOUNT (D) (000S) (000S)
NONCONVERTIBLE BONDS - CONTINUED
RETAIL & WHOLESALE - CONTINUED
APPAREL STORES - CONTINUED
Specialty Retailers, Inc.:
10%, 8/15/00  B1 $ 11,000 $ 11,165
 11%, 8/15/03  B3  5,180  5,309
  17,292
GROCERY STORES - 1.3%
Pathmark Stores, Inc.:
11 5/8%, 6/15/02  B3  7,860  8,096
 12 5/8%, 6/15/02  B3  3,455  3,585
 0%, 11/1/03 (g)  B3  25,530  17,488
  29,169
TOTAL RETAIL & WHOLESALE   46,461
SERVICES - 0.4%
PRINTING - 0.3%
US Banknotes Corp. 10 3/8%, 6/1/02  B1  7,466  6,981
SERVICES - 0.1%
Outsourcing Solutions, Inc. 11%, 11/1/06 (k)  B3  2,400  2,400
TOTAL SERVICES   9,381
TECHNOLOGY - 4.6%
COMMUNICATIONS EQUIPMENT - 4.4%
Echostar Communications Corp.
0%, 6/1/04 (g)  B2  64,395  51,033
Echostar Satellite Broadcasting Corp.
0%, 3/15/04 (g)  Caa  68,480  48,278
  99,311
COMPUTER SERVICES & SOFTWARE - 0.2%
Anacomp, Inc. 11 5/8%, 9/30/99  -  5,479  5,493
TOTAL TECHNOLOGY   104,804
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) (E) AMOUNT (D) (000S) (000S)
NONCONVERTIBLE BONDS - CONTINUED
TRANSPORTATION - 2.0%
AIR TRANSPORTATION - 1.2%
US Air, Inc.:
9 5/8%, 2/1/01  B3 $ 20,095 $ 19,191
 9 5/8%, 9/1/03  B1  7,050  7,050
  26,241
RAILROADS - 0.8%
Transtar Holdings LP/Transtar Capital Corp.
0%, 12/15/03 (g)  B-  22,790  17,321
TRUCKING & FREIGHT - 0.0%
St. Johnsbury Trucking Co. Unit
11%, 7/15/98 (b)(j)  -  7,550  589
TOTAL TRANSPORTATION   44,151
UTILITIES - 2.4%
CELLULAR - 0.4%
Sprint Spectrum LP/Sprint Spectrum Finance Corp.
11%, 8/15/06  B2  9,840  9,938
ELECTRIC UTILITY - 0.2%
CalEnergy, Inc. 9 1/2%, 9/15/06 (k)  Ba2  5,000  5,063
TELEPHONE SERVICES - 1.8%
Brooks Fiber Properties, Inc. 0%, 3/1/06 (g)  -  8,170  4,780
MFS Communications, Inc. 0%, 1/15/06 (g)  B1  42,440  29,920
Teleport Communications Group, Inc. 8%, 8/1/05  B1  8,000  5,140
  39,840
TOTAL UTILITIES   54,841
TOTAL NONCONVERTIBLE BONDS   1,049,988
TOTAL CORPORATE BONDS
(Cost $1,088,650)   1,049,988
U.S. TREASURY OBLIGATIONS - 6.1%
 MOODY'S RATINGS PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) (E) AMOUNT (D) (000S) (000S)
6 5/8% 7/31/01  Aaa $ 10,000 $ 10,211
6 1/2% 10/15/06  Aaa  125,000  126,230
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $136,440)   136,441
COMMERCIAL MORTGAGE SECURITIES - 2.8%
ACP Mortgage LP floater Series (k)(l):
Series E, 7.3890%, 2/28/28  BB  2,232  1,745
 Series F, 7.3890%, 2/28/28  B  1,899  1,589
CS First Boston Mortgage Securities Corp. (k):
floater Series 1995-AEWI Class E,
 10.1954%, 11/25/97 (l)  -  4,840  4,323
 Series 1994-M1 Class E, 12.60%, 2/15/02  -  7,392  7,373
Lehman Structured Securities Corp. Series 1996-1
Class E-2, 7.995%, 6/25/26  BB  5,899  5,519
Lennar Central Partners LP Series 1995-1 Class F,
11.70%, 5/15/05 (k)  -  5,000  5,042
Merrill Lynch Mortgage Investments, Inc. (k)(l):
Series 1994 Class M1-E, 8.0973%, 6/25/22   Ba2  5,000  4,480
 Series 1995 Class C2-E, 7.9820%, 6/15/21  Ba3  3,742  3,484
Morgan Stanley Capital One, Inc. Series 1995
TNE Class D2, 8.24%, 2/15/23 (k)  Ba3  4,006  3,713
Resolution Trust Corp.:
floater Series 1991-M2
 Class A1, 7.1656%, 9/25/20 (l)  Ba3  2,975  2,082
 sequential pay Series 1994-C1 Class F,
 8%, 6/25/26  B  5,803  5,255
 Series 1994-C2 Class G, 8%, 4/25/25  B  1,246  1,139
 Series 1994-N2 (h)(k):
 Class 5-A, 10.625%, 12/15/04  B2  4,200  4,200
  Class 5-B, 10.625%, 12/15/04  B2  2,750  2,750
 Series 1995-C2 Class F, 7%, 5/25/27  B1  2,956  2,464
Structured Asset Securities Corp. (k):
Series 1995-C1 Class E, 7 3/8%, 9/25/24  BB  6,500  5,017
 Series 1996-CFL Class F, 7 3/4%, 2/25/28  -  1,000  894
 Series 1996-CFL Class G, 7 3/4%, 2/25/28  -  3,500  2,592
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $60,820)   63,661
COMMON STOCKS - 15.3%
 SHARES VALUE (NOTE 1)
  (000S)
AEROSPACE & DEFENSE - 1.0%
AEROSPACE & DEFENSE - 0.0%
Thiokol Corp.   22,100 $ 926
DEFENSE ELECTRONICS - 1.0%
Tracor, Inc. (a)  942,600  21,444
TOTAL AEROSPACE & DEFENSE   22,370
BASIC INDUSTRIES - 0.1%
CHEMICALS & PLASTICS - 0.1%
American Azide (warrants) (a)(j)  408  -
American Pacific Corp. (warrants) (a)(j)  242,857  61
Atlantis Group, Inc. (Trivest/Winston) (a)(j)  33,115  265
Trivest 1992 Special Fund Ltd.  11.4 (f)  2,186
Plastic Specialties & Technology, Inc. (a)  2,500  -
Sterling Chemical Holdings (warrants) (a)  6,690  201
TOTAL BASIC INDUSTRIES   2,713
CONSTRUCTION & REAL ESTATE - 1.3%
BUILDING MATERIALS - 0.1%
Corimon SA CA sponsored ADR (a)(j)  1,359,203  1,614
REAL ESTATE - 1.2%
Cadillac Fairview Corp. (a)  1,928,008  25,209
Cadillac Fairview Corp. (warrants) (a)  187,104  594
  25,803
TOTAL CONSTRUCTION & REAL ESTATE   27,417
DURABLES - 0.1%
HOME FURNISHINGS - 0.0%
Polyvision Corp. (a)  154,746  145
TEXTILES & APPAREL - 0.1%
Hat Brands, Inc. (warrants) (a)(j)  246,278  1,231
HM/Hat Brands Trust Class I Unit (a)(j)  1,980,000  1,980
  3,211
TOTAL DURABLES   3,356
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
ENERGY - 1.3%
ENERGY SERVICES - 0.3%
Dawson Production Services, Inc. (a)(j)  117,536 $ 1,140
Key Energy Group, Inc. (a)  369,395  4,433
Key Energy Group, Inc. (warrants) (a)  67,910  538
  6,111
OIL & GAS - 1.0%
Goodrich Petroleum Corp. (a)  358,125  291
Goodrich Petroleum Corp. (warrants) (a)(j)  460,000  -
Mesa, Inc. (a)  2,739,100  12,668
TransTexas Gas Corp. (a)  735,100  10,292
  23,251
TOTAL ENERGY   29,362
FINANCE - 3.4%
CREDIT & OTHER FINANCE - 0.2%
Olympic Financial Ltd.   246,400  3,912
INSURANCE - 3.2%
American Annuity Group, Inc.   278,713  3,797
American Financial Group, Inc.   1,901,700  68,224
  72,021
TOTAL FINANCE   75,933
HOLDING COMPANIES - 0.0%
SDW Holdings Corp., Series B (warrants) (a)  12,555  163
INDUSTRIAL MACHINERY & EQUIPMENT - 2.5%
Thermadyne Holdings Corp.(a)(i)  2,424,935  55,470
MEDIA & LEISURE - 2.6%
BROADCASTING - 0.2%
Chancellor Trust Class I Unit (j)  273  5,515
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
MEDIA & LEISURE - CONTINUED
ENTERTAINMENT - 0.5%
Alliance Gaming Corp. (a)(i)  3,176,378 $ 10,919
Live Entertainment, Inc. (a)(j):
$2.00 (warrants)  256,000  13
 $2.72 (warrants)  244,706  12
  10,944
LEISURE DURABLES & TOYS - 0.2%
Toy Biz, Inc. Class A (a)  267,700  4,752
LODGING & GAMING - 1.7%
Bally Gaming International, Inc. (warrants) (a)  300,000  675
Grand Casinos, Inc. (a)  903,300  13,437
Maritime Group Ltd. (warrants) (a)  103,320  1
WMS Industries, Inc. (a)  956,300  23,429
  37,542
TOTAL MEDIA & LEISURE   58,753
NONDURABLES - 0.0%
BEVERAGES - 0.0%
Stroh Brewery Co. (warrants) (a)  25,067  90
FOODS - 0.0%
Chiquita Brands International, Inc.   39,300  491
TOTAL NONDURABLES   581
RETAIL & WHOLESALE - 0.1%
APPAREL STORES - 0.0%
Lamonts Apparel, Inc. (a):
(New)  307,603  52
 (warrants)  562,033  -
Merry-Go-Round Enterprises, Inc. (a)   1,258,700  1
  53
GROCERY STORES - 0.0%
FF Holdings Corp. (a)(j)  11,900  -
Little Rock Groceries, Inc. (warrants) (a)  51  -
  -
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
RETAIL & WHOLESALE - CONTINUED
RETAIL & WHOLESALE, MISCELLANEOUS - 0.1%
Barry's Jewelers, Inc. (a)     168,421 $ 400
Barry's Jewelers, Inc. (warrants) (a)  47,568  7
Town & Country Jewelry Manufacturing Corp. Class A  1,116,816  559
Zale Corp. Unit (a)(j)  1,768,285  18
  984
TOTAL RETAIL & WHOLESALE   1,037
SERVICES - 0.0%
Vestar/LPA Investment Corp. (a)  2,550  25
TECHNOLOGY - 1.7%
COMMUNICATIONS EQUIPMENT - 1.7%
Echostar Communications Corp. Class A (a)  1,267,422  37,389
COMPUTERS & OFFICE EQUIPMENT - 0.0%
Intelogic Trace, Inc. (a)(i)  3,931,987  -
TOTAL TECHNOLOGY   37,389
TRANSPORTATION - 0.0%
AIR TRANSPORTATION - 0.0%
CHC Helicopter Corp. (warrants) (a)  108,320  -
UTILITIES - 1.2%
ELECTRIC UTILITY - 1.0%
El Paso Electric Co. (a)(i)  4,184,341  21,968
Great Bay Power Corp.   25,849  226
  22,194
TELEPHONE SERVICES - 0.2%
MFS Communications, Inc.   100,000  5,012
TOTAL UTILITIES   27,206
TOTAL COMMON STOCKS
(Cost $330,804)   341,775
PREFERRED STOCKS - 8.2%
 SHARES VALUE (NOTE 1)
  (000S)
CONVERTIBLE PREFERRED STOCKS - 1.5%
ENERGY - 0.7%
OIL & GAS - 0.7%
Mesa, Inc. Series A, pay-in-kind 8% (a)  2,720,530 $ 15,643
MEDIA & LEISURE - 0.0%
BROADCASTING - 0.0%
Cablevision Systems Corp. depositary shares
representing 1/10 pfd., Series I, $2.125  41,500  846
NONDURABLES - 0.3%
FOODS - 0.3%
Chiquita Brands International, Inc., Series B, $3.75
(non-vtg.)  110,000  5,802
RETAIL & WHOLESALE - 0.5%
GROCERY STORES - 0.5%
Supermarkets General Holdings Corp.
exchangeable pay-in-kind $3.52  366,933  10,091
RETAIL & WHOLESALE, MISCELLANEOUS - 0.0%
Town & Country Corp. pay-in-kind  16,752  17
TOTAL RETAIL & WHOLESALE   10,108
TOTAL CONVERTIBLE PREFERRED STOCKS   32,399
NONCONVERTIBLE PREFERRED STOCKS - 6.7%
BASIC INDUSTRIES - 0.1%
PAPER & FOREST PRODUCTS - 0.1%
SD Warren Co. 14% exchangeable pay-in-kind  27,816  1,001
ENERGY - 2.4%
OIL & GAS - 2.4%
Gulf Canada Resources Ltd., Series 1, adj. rate  16,289,300  53,671
Gulf Canada Resources Ltd. (j)  220,666  689
TOTAL ENERGY   54,360
PREFERRED STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
NONCONVERTIBLE PREFERRED STOCKS - CONTINUED
FINANCE - 0.1%
SAVINGS & LOANS - 0.1%
California Federal Bank $10.625 pfd. B  24,390 $ 2,634
HEALTH - 0.0%
MEDICAL FACILITIES MANAGEMENT - 0.0%
Integrated Healthcare Facilities LP, Series A  1,404  -
HOLDING COMPANIES - 0.2%
SDW Holdings Corp. (a)(k)  125,550  4,520
INDUSTRIAL MACHINERY & EQUIPMENT - 0.8%
ELECTRICAL EQUIPMENT - 0.8%
Ampex Corp. 8% (a)(j)  23,995  18,567
MEDIA & LEISURE - 3.0%
BROADCASTING - 2.5%
Cablevision System Corp.:
depositary shares representing 1/100 pfd.,
 Series M pay-in-kind  57,036  5,205
 Series H, $11.75 exchangeable pay-in-kind  319,722  30,693
Chancellor Radio Broadcasting Co., Series A
exchangeable (a)  190,700  20,786
  56,684
ENTERTAINMENT - 0.5%
Alliance Gaming Corp. pay-in-kind (non-vtg.) (a)  106,749  10,008
TOTAL MEDIA & LEISURE   66,692
TECHNOLOGY - 0.0%
COMPUTERS & OFFICE EQUIPMENT - 0.0%
Intelogic Trace, Inc. 10%  645,723  -
UTILITIES - 0.1%
ELECTRIC UTILITY - 0.1%
El Paso Electric Co., Series A pay-in-kind (a)  27,757  2,998
TOTAL NONCONVERTIBLE PREFERRED STOCKS   150,772
TOTAL PREFERRED STOCKS
(Cost $167,567)   183,171
PURCHASED BANK DEBT - 0.2%
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (D) (000S) (000S)
Art Store Holdings term loan (j):
9%, 7/31/97   $ 842 $ 842
 9%, 7/31/98    842  842
Merry-Go-Round Enterprises, Inc. (b)    52  -
Merry-Go-Round Enterprises, Inc. TC Double Light (b)    12  -
Merry-Go-Round Enterprises, Inc. lease
indemnity claim (b)    3,929  -
Merry-Go-Round Enterprises, Inc. term loan (b)    4,129  -
Merry-Go-Round Enterprises, Inc. trade claim (b)    7,593  -
TAK Communications term loan (b)    36,907  1,476
Welltech, Inc. Vanguard loan participation (b)    744  372
TOTAL PURCHASED BANK DEBT
(Cost $14,817)   3,532
CASH EQUIVALENTS - 20.5%
 MATURITY
 AMOUNT
Investments in repurchase agreements
(U.S. Treasury obligations) in a joint
trading account at 5.54%, dated
10/31/96 due 11/1/96 (Note 3)  $ 458,986  458,915
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $2,258,013)  $ 2,237,483
CURRENCY ABBREVIATIONS
CHF - Swiss franc
LEGEND
1. Non-income producing
2. Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.
3. Non-income producing - the company moved to seek a court appointed administrator under British bankruptcy law.
4. Principal amount is stated in United States dollars unless otherwise noted.
5. Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
6. Represents number of units held.
7. Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date.
8. Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date.
9. Affiliated company (see Note 9 of Notes to Financial Statements).
10. Restricted securities - Investment in securities not registered under the Securities Act of 1933 (see Note 2 of Notes to Financial Statements). Additional information on each holding is as follows:
 ACQUISITION ACQUISITION
SECURITY DATE COST (000S)
American Azide
 (warrants) 8/22/96 $ -
American Pacific
 Corp. (warrants) 8/22/96 $ 61
Ampex Corp. 8% 2/16/95 $ 12,598
Art Store Holdings
 term loan:
 9%, 7/31/97 8/1/95 $ 842
 9%, 7/31/98 8/1/95 $ 842
Atlantis Group, Inc.
 (Trivest/Winston) 4/6/93 $ 39
Chancellor Trust
 Class 1 Unit  10/12/94 $ 5,515
 ACQUISITION ACQUISITION
SECURITY DATE COST (000S)
Corimon CA SACA
 sponsored ADR 7/27/95 $ 9,005
Dawson Production
 Services Inc. 3/1/96 $ 1,264
FF Holdings  10/2/92
 Corp. to 1/14/94 $ 48
Goodrich Petroleum
 Corp. (warrants) 2/5/93 $ 438
Grand Bay Residences
 of Key Biscayne
 15%, 12/31/99 7/20/95 $ 2,500
Gulf Canada 10/15/93
 Resources Ltd. to 8/31/94 $ 550
Hat Brands, Inc. 9/2/92
 (warrants) to 2/23/94 $ -
HM/Hat Brands Trust
 Class 1 Unit  2/22/94 $ 1,980
Littlefield Co.
 10%, 12/31/95 2/28/94 $ 9,175
Live Entertainment, Inc.:
 $2.00 (warrants) 3/23/93 $ 244
 $2.72 (warrants) 3/23/93 $ 146
Merry-Go-Round
 Enterprises, Inc.: 3/1/94
 0%, 5/16/97 to 3/24/94 $ 7,680
 7.09%, 9/1/03 3/21/94 $ 6,457
St. Johnsbury Trucking Co.
 Unit 11%, 7/15/98 2/1/93 $ 2,827
Tracor, Inc.
 10 7/8%, 8/15/01 4/7/95 $ 10,922
WCI Communities LP
 17%, 7/24/98 7/24/95 $ 4,937
Zale Corp.  2/6/91
 unit to 7/30/93 $ -
11. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $92,300,000 or 4.2% of net assets.
12. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 6.1% AAA, AA, A 6.1%
Baa 0.3% BBB  0.7%
Ba 5.3% BB  8.3%
B 29.6% B  31.5%
Caa 7.9% CCC  3.2%
Ca, C 0.6% CC, C  0.0%
  D  1.7%
The percentage not rated by both S&P and Moody's amounted to 3.8%. FMR has deter- mined that unrated debt securities that are lower quality account for 3.8% of the total value of investment in securities.
INCOME TAX INFORMATION
At October 31,1996, the aggregate cost of investment securities for income tax purposes was $2,264,278,000. Net unrealized depre- ciation aggregated $26,795,000, of which $143,686,000 related to appreciated invest- ment securities and $170,481,000 related to depreciated investment securities. At April 30, 1996, the fund had a capital loss carryforward of approximately $52,848,000 all of which will expire on April 30, 1999. FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

AMOUNTS IN THOUSANDS (EXCEPT PER-SHARE AMOUNTS) OCTOBER 31, 1996

ASSETS

Investment in securities, at value (including repurchase                       $ 2,237,483
agreements of $458,915) (cost $2,258,013) -
See accompanying schedule

Cash                                                                            39

Receivable for investments sold                                                 18,441

Dividends receivable                                                            526

Interest receivable                                                             19,857

Redemption fees receivable                                                      2

Other receivables                                                               174

 TOTAL ASSETS                                                                   2,276,522

LIABILITIES

Payable for investments purchased                                   $ 85,647

Payable for fund shares redeemed                                     3,887

Distributions payable                                                1,371

Accrued management fee                                               1,085

Other payables and accrued expenses                                  977

 TOTAL LIABILITIES                                                              92,967

NET ASSETS                                                                     $ 2,183,555

Net Assets consist of:

Paid in capital                                                                $ 2,295,225

Undistributed net investment income                                             16,461

Accumulated undistributed net realized gain (loss) on                           (107,602)
investments and foreign currency transactions

Net unrealized appreciation (depreciation) on                                   (20,529)
investments and assets and liabilities in foreign
currencies

NET ASSETS, for 236,398 shares outstanding                                     $ 2,183,555

NET ASSET VALUE, offering price and redemption price                            $9.24
per share ($2,183,555 (divided by) 236,398 shares)


STATEMENT OF OPERATIONS

AMOUNTS IN THOUSANDS  SIX MONTHS ENDED OCTOBER 31, 1996

INVESTMENT INCOME                                                      $ 6,645
Dividends

Interest (including income on securities loaned of $28)                 78,495

 TOTAL INCOME                                                           85,140

EXPENSES

Management fee                                             $ 6,964

Transfer agent fees                                         2,244

Accounting fees and expenses                                413

Non-interested trustees' compensation                       5

Custodian fees and expenses                                 40

Registration fees                                           51

Audit                                                       79

Legal                                                       74

Interest                                                    4

Miscellaneous                                               9

 Total expenses before reductions                           9,883

 Expense reductions                                         (99)        9,784

NET INVESTMENT INCOME                                                   75,356

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities (including realized loss of          (47,575)
$24,547
 on sale of investments in affiliated issuers)

 Foreign currency transactions                              (327)       (47,902)

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                      70,740

 Assets and liabilities in foreign currencies               252         70,992

NET GAIN (LOSS)                                                         23,090

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                        $ 98,446
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS                                      SIX MONTHS       YEAR ENDED
                                                          ENDED OCTOBER    APRIL 30,
                                                          31,              1996
                                                          1996

INCREASE (DECREASE) IN NET ASSETS

Operations                                                $ 75,356         $ 187,004
Net investment income

 Net realized gain (loss)                                  (47,902)         53,617

 Change in net unrealized appreciation (depreciation)      70,992           13,886

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           98,446           254,507
FROM OPERATIONS

Distributions to shareholders                              (123,236)        (181,546)
From net investment income

 In excess of net investment income                        -                (33,323)

 TOTAL DISTRIBUTIONS                                       (123,236)        (214,869)

Share transactions                                         136,356          461,604
Net proceeds from sales of shares

 Reinvestment of distributions                             106,846          187,273

 Cost of shares redeemed                                   (305,604)        (675,669)

 Redemption fees                                           333              1,296

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           (62,069)         (25,496)
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                  (86,859)         14,142

NET ASSETS

 Beginning of period                                       2,270,414        2,256,272

 End of period (including undistributed net investment    $ 2,183,555      $ 2,270,414
income of $16,461 and $55,904, respectively)

OTHER INFORMATION
Shares

 Sold                                                      14,824           49,805

 Issued in reinvestment of distributions                   11,736           20,325

 Redeemed                                                  (33,315)         (73,039)

 Net increase (decrease)                                   (6,755)          (2,909)

FINANCIAL HIGHLIGHTS
                               SIX MONTHS       YEARS ENDED APRIL 30,
                               ENDED OCTOBER
                               31,

                              1996        1996      1995      1994 D    1993      1992

SELECTED PER-SHARE DATA

Net asset value,               $ 9.340    $ 9.170   $ 9.590   $ 9.300   $ 8.320   $ 6.920
beginning of period

Income from Investment          .351       .902      .814      .871      .645      .725
Operations
Net investment income

 Net realized and               .059       .119      (.427)    .249      .942      1.418
 unrealized gain (loss)

 Total from investment          .410       1.021     .387      1.120     1.587     2.143
 operations

Less Distributions              (.511)     (.724)    (.617)    (.730)    (.619)    (.746)
From net investment
 income

 In excess of net               -          (.133)    (.202)    (.119)    -         -
 investment income

 Total distributions            (.511)     (.857)    (.819)    (.849)    (.619)    (.746)

Redemption fees added           .001       .006      .012      .019      .012      .003
to paid in capital

Net asset value,               $ 9.240    $ 9.340   $ 9.170   $ 9.590   $ 9.300   $ 8.320
end of period

TOTAL RETURN B, C               4.59%      11.72%    4.63%     12.46%    20.03%    32.95%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of             $ 2,184    $ 2,270   $ 2,256   $ 2,734   $ 2,124   $ 1,579
period (in millions)

Ratio of expenses to            .89% A     .98%      .96%      .97%      .91%      .80%
average net assets

Ratio of expenses to            .88% A     .98%      .96%      .97%      .91%      .80%
average net assets             , E
after expense
reductions

Ratio of net investment         6.75% A    8.03%     7.38%     6.78%     7.45%     9.77%
income to average
net assets

Portfolio turnover rate         242% A     119%      78%       100%      102%      132%

Average commission             $ .0405
rate F


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL STATEMENTS).
D EFFECTIVE MAY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 8 OF NOTES TO FINANCIAL STATEMENTS).
F FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
NOTES TO FINANCIAL STATEMENTS
For the period ended October 31, 1996




1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Capital & Income (the fund) is a fund of Fidelity Summer Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Debt securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Equity securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
INVESTMENT INCOME. Interest income, which includes accretion of original issue discount, is accrued as earned and dividend income is recorded on the ex-dividend date. The fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees of the fund. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust. Legal expenditures that are expected to result in the restructuring of or a plan of reorganization for an investment are recorded as realized loss on investment transactions. Ongoing expenditures to protect or enhance an investment, or expenditures incurred to pursue other claims or legal actions are recorded as operating expenses.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, paydown gains/losses on certain securities, foreign currency transactions, defaulted bonds, market discount, partnerships, capital loss carryforwards and losses deferred due to wash sales.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year. REDEMPTION FEES. Shares held in the fund less than 365 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency contracts is included in the cost basis of the associated investment.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements that mature in 60 days or less from the date of purchase for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency Securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
INTERFUND LENDING PROGRAM. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating funds. RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $58,751,000 or 2.7% of net assets.
LOANS AND OTHER DIRECT DEBT INSTRUMENTS. The fund is permitted to invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. At the end of the period, these investments amounted to $3,532,000 or 0.2% of net assets.
3. JOINT TRADING ACCOUNT.
At the end of the period, the fund had 20% or more of its total investments in repurchase agreements through a joint trading account. These repurchase
3. JOINT TRADING ACCOUNT -
CONTINUED
agreements were with entities whose creditworthiness has been reviewed and found satisfactory by FMR. The maturity values of the joint trading account investments were $458,986,000 at 5.54%.
The investments in repurchase agreements through the joint trading account are summarized as follows:
SUMMARY OF JOINT TRADING
Dated October 31,1996, due November 1, 1996
Number of dealers or banks 23
Maximum amount with one dealer or bank 14.3%
Aggregate principal amount of agreements $19,523,483,000
Aggregate maturity amount of agreements $19,526,485,000
Aggregate market value of transferred assets $19,943,965,000
Coupon rates of transferred assets 0.0% to 15.75%
Maturity dates of transferred assets 11/07/96 to 8/15/26
4. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $2,169,249,000 and $2,228,698,000, respectively, of which U.S. government and government agency obligations aggregated $1,064,964,000 and $932,331,000, respectively.
5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to .3700% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annual individual fund fee rate is .45%. Effective July 1, 1996, FMR voluntarily agreed to reduce the individual fund fee rate from .55% to .45%. For the period, the management fees were equivalent to an annualized rate of .62% of average net assets.
5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
TRANSFER AGENT FEES. Fidelity Service Co. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of
 .20% of average net assets.
ACCOUNTING AND SECURITY LENDING FEES. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $2,000 for the period.
6. SECURITY LENDING.
The fund loaned securities to certain brokers who paid the fund negotiated lenders' fees. These fees are included in interest income. The fund receives U.S. Treasury obligations and/or cash as collateral against the loaned securities, in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. At period end, there were no loans outstanding.
7. BANK BORROWINGS.
The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. Under the most restrictive arrangement, the fund must pledge to the bank securities having a market value in excess of 220% of the total bank borrowings. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The maximum loan and the average daily loan balances during the period for which loans were outstanding amounted to $10,579,000 and $6,723,000, respectively. The weighted average interest rate was 5.71%.
8. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $60,000 under this arrangement.
In addition, the fund has entered into arrangements with its custodian and transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $31,000 and $8,000, respectively, under these arrangements.
9. TRANSACTIONS WITH
AFFILIATED COMPANIES.
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:
SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
AMOUNTS IN THOUSANDS PURCHASE SALES DIVIDEND VALUE AFFILIATE COST COST
INCOME
Alliance Gaming Corp.  $ 4,266 $ - $ - $ 10,919
Barry's Jewelers, Inc.   124  568  -  -
El Paso Electric Co.   -  226  -  21,968
Intelogic Trace, Inc.   -  -  -  -
Standard Brand Paint Co.   -  24,410  -  -
Thermadyne Holdings Corp.   1,804  -  -  55,470
TOTALS  $ 6,194 $ 25,204 $ - $ 88,357
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Summer Street Trust and the Shareholders of Fidelity Capital & Income Fund:
We have audited the accompanying statement of assets and liabilities of Fidelity Summer Street Trust: Fidelity Capital & Income Fund, including the schedule of portfolio investments, as of October 31, 1996, and the related statement of operations for the six months then ended, the statement of changes in net assets for the six months then ended and the year ended April 30, 1996 and the financial highlights for the six months ended October 31, 1996 and each of the five years in the period ended April 30, 1996. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Summer Street Trust: Fidelity Capital & Income Fund as of October 31,1996, the results of its operations for the six months then ended, the changes in its net assets for the six months then ended and the year ended April 30, 1996 and the financial highlights for the six months ended October 31, 1996 and each of the five years in the period ended April 30, 1996, in conformity with generally accepted accounting principles.
/s/ COOPERS & LYBRAND L.L.P.
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
December 13, 1996
MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day. BY PHONE
Fidelity TouchTone Xpressprovides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
SM
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
 For mutual fund and brokerage trading.
1
 For quotes.*
2
 For account balances and holdings.
3
 To review orders and mutual
fund activity.
4
 To change your PIN.
5
 To speak to a Fidelity representative.
*
0
BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services. (PHONE_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 for significant savings on Web access from internetMCI.
SM
(PHONE_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL
VARY AND, EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT
YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO
ASSURANCE THAT
MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN
A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.
TOTAL
RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS
AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.
INVESTMENT ADVISER
Fidelity Management & Research Company, Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc., London, England
Fidelity Management & Research
(Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
J. Gary Burkhead, Senior Vice President
Robert A. Lawrence, Vice President
David Glancy, Vice President
Arthur S. Loring, Secretary
Kenneth A. Rathgeber, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Richard J. Flynn *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Edward H. Malone *
Marvin L. Mann *
Gerald C. McDonough *
Thomas R. Williams *
ADVISORY BOARD
William O. McCoy
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Co.
Boston, MA
CUSTODIAN
The Bank of New York
New York, NY
FIDELITY'S TAXABLE BOND FUNDS
Capital & Income
Ginnie Mae
Global Bond
Government Securities
Intermediate Bond
Investment Grade Bond
Mortgage Securities
New Markets Income
Short-Intermediate Government
Short-Term Bond
Spartan Ginnie Mae
(registered trademark)
Spartan Government Income
Spartan High Income
Spartan Investment Grade Bond
Spartan Limited Maturity Government
Spartan Short-Intermediate Government
Spartan Short-Term Bond
Target Timeline 1999, 2001 & 2003
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
(registered trademark)
TouchTone Xpress  1-800-544-5555
SM
* INDEPENDENT TRUSTEES
 AUTOMATED LINE FOR QUICKEST SERVICE